--------------------------------------------------------------------------------

                                  John Hancock

                                  Income
                                   SECURITIES TRUST


------
 SEMI
ANNUAL
REPORT
------

6.30.02


                              [John Hancock Logo]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
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Table of contents
------------------------
Your fund at a glance
page 1
------------------------
Managers' report
page 2
------------------------
Fund's investments
page 6
------------------------
Financial statements
page 18
------------------------
For your information
page 33
------------------------


Dear Fellow Shareholders,

The first half of 2002 has been an extremely difficult period for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly. In the first six months of 2002, the broad Standard & Poor's 500 Index is down 13%, the Dow Jones Industrial Average is off 7% and the technology-laden Nasdaq Composite Index has fallen 25%. Investors in equity mutual funds have been unable to escape the market's descent, as 89% of all U.S. diversified equity funds have produced negative results in the first six months of 2002, according to Lipper, Inc., and the average equity fund has lost 11.67%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/s/Maureen R. Ford,
-------------------
Chairman and Chief Executive Officer

-----------
YOUR FUND
AT A GLANCE
-----------

The Fund seeks a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of debt securities. The Fund invests primarily in high-grade corporate bonds rated within the four highest investment grades by Standard & Poor's and Moody's.

Over the last six months

[] Bonds outperformed stocks in a volatile market environment as investors sought safety.

[] The Federal Reserve Board kept interest rates unchanged.

[] The Fund produced positive absolute results, but was held back by its Treasury underweighting and its holdings in media, telecommunications and energy-generating companies.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Income Securities Trust." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2002." The chart is scaled in increments of 1% with 0% at the bottom and 2% at the top. The first bar represents the 1.76% total return for John Hancock Income Securities Trust. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 issuers

15.0%    U.S. Treasury
9.4%     Federal National Mortgage Assn.
8.7%     Government National Mortgage Assn.
1.7%     Scotland International Finance
1.6%     Financing Corp.
1.4%     Federal Home Loan Mortgage Corp.
1.4%     Morgan Stanley Dean Witter Capital 1 Trust
1.3%     El Paso Corp.
1.3%     Ford Motor Credit Co.
1.2%     Iberdrola International

As a percentage of net assets on June 30, 2002.

         BY JAMES K. HO, CFA, AND BENJAMIN MATTHEWS, PORTFOLIO MANAGERS


John Hancock
Income Securities
Trust

---------
MANAGERS'
REPORT
---------

The first six months of 2002 were volatile for the financial markets. Questions about the strength of the economy's recovery, concerns about terrorism and a growing list of corporate accounting scandals kept investors skeptical. As a result, the broad stock market lost ground. As stock prices fell, investors sought safety in bonds, primarily Treasuries.

When the year began, corporate bonds were improving as the initial shock wave of September 11, 2001 subsided. The stage appeared to be set for both an economic rebound and a continued upturn in corporate bond prices, and we constructed the Fund's portfolio to reflect this view. But challenges for corporate bonds increased as the year progressed. It became increasingly obvious that Enron's questionable accounting practices were not unique to Enron or the utility industry. Credit quality came under increased pressure as many high-profile companies across a variety of industries experienced credit rating downgrades and stale growth. The economy's robust surge during the first quarter did not carry over into the second quarter.

"As stock prices fell, investors sought safety in bonds, primarily Treasuries."

PERFORMANCE REVIEW

For the six months ended June 30, 2002, John Hancock Income Securities Trust produced a total return of 1.76% at net asset value. This compares with the 5.16% return of the average open-end corporate debt A-rated fund, according to Lipper, Inc. The Fund's benchmark index, the Lehman Brothers Government/ Credit Bond Index, returned 3.26% in the same period.

UNEVEN RIDE FOR U.S. TREASURY SECURITIES

In the first quarter of 2002, U.S. Treasury securities backed away from their 2001 highs, only to rally once again near period's end.

--------------------------------------------------------------------------------
[Photos' of Jim Ho and Ben Matthews flush right next to first paragraph.]
--------------------------------------------------------------------------------

Investor sentiment and the flight to safe havens played key roles in their performance throughout the period. Our underweighting in Treasuries versus the benchmark and our peers contributed to our underperformance.

MORTGAGE-BACKED ISSUES CONTRIBUTE

The Fund's weighting in mortgage-backed securities (along with exposure to commercial mortgage-backed and asset-backed obligations) proved beneficial. Traditional corporate investors - searching for safer havens but reluctant to sacrifice income - turned to mortgage-backed securities in order to receive yields similar to A-rated corporate debt without the added credit risk.

AIRLINES AND AUTOS BOUNCE BACK

Among the hardest hit industries after September 11 were travel- and lodging-related. Bonds in these sectors, however, were among the best performers over the period, bouncing back in price as fears eased and valuations garnered increased attention. Noteworthy performers include Host Marriott Properties (HMH Properties), Harrah's, Continental Airlines, Northwest Airlines, Ford Motor Credit Co. and Delphi Automotive.

"The Fund's weighting in mortgage-backed securities...proved beneficial."

HEALTH CARE, OIL/GAS AND FINANCE

Favorable demographics, improved pricing and low interest rates bolstered the performance of the Fund's health care, oil and gas and financial holdings, respectively. As the period progressed, we pared exposure to financials, particularly bank securities, to realize profits. We sold solid performers such as Wells Fargo, Goldman Sachs and Citibank.

In the health-care arena we focused on service providers such as Triad Hospitals, Quest Diagnostics, The Healthcare Co. and

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five sectors." The first listing is U.S. government agencies 21%, the second is U.S. government 15%, the third Utilities 9%, the fourth Mortgage banking 7%, and the fifth Finance 6%.]
--------------------------------------------------------------------------------

American Health Properties. We believe the demographics of the aging baby boomer population will drive valuations higher for this sector.

In the oil and gas sector, we targeted issuers that are not directly impacted by the events in the Middle East. These include Alberta Energy, a Canadian firm, Tosco Corp., a domestic refiner, and companies with large integrated operations such as Apache Finance and Occidental Petroleum Corp.

UTILITY BONDS DETRACT FROM PERFORMANCE

In the first few months of the year, we decreased the Fund's weighting in power plant generators and electric utility bonds as it became clear the worst news was yet to come. The Enron

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-02." The chart is divided into five sections (from top to left): Corporate bonds 59%, U.S. government & agency bonds 36%, Foreign government bonds 1%, Preferred stock 3%, and Short-term investments & other 1%.]
--------------------------------------------------------------------------------

debacle and problems from deregulation caused widespread speculation about the credibility and creditworthiness of many issuers. We avoided the bulk of the declines, but the Fund's stake in this arena detracted from performance. Near period's end, however, we reintroduced some securities as prices became too compelling to ignore.

TELECOM, MEDIA REMAIN UNDER PRESSURE

Unfortunately, the financial woes of the high-yield telecom issuers recently spilled over into the investment-grade arena,

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Newmont Mining followed by an up arrow with the phrase "Benefiting from higher gold prices." The second listing is Northwest Airlines followed by an up arrow with the phrase "Rebound in travel." The third listing is AOL Time Warner followed by a down arrow with the phrase "Adversely affected by recent large new bond issue."]
--------------------------------------------------------------------------------

sparking negative sentiment for some high-profile names such as AT&T, Deutsche Telekom, WorldCom, Adelphia Communications and Qwest Communications. Anemic profits, large debt burdens, accounting improprieties in the case of WorldCom, and undisclosed loans in the case of Adelphia Communications, also depressed media bond prices.

The Fund's ownership of these bonds dampened performance - although we pared exposure or moved out of some positions prior to the most damaging news. Most recently, we believe the price declines have created attractive value for investment-grade bonds in these sectors and we anticipate increasing exposure as appropriate opportunities arise.

"...the broad backdrop for bond investing remains attractive."

OUTLOOK

During the first quarter of calendar 2002, the economy grew at an annual pace of 6.1%. Current estimates for the second quarter indicate the economy grew far more slowly. This deceleration of growth caused the Federal Reserve Board to keep interest rates unchanged at its June meeting - a move not widely expected at the period's outset. By pushing out a rate increase until possibly later in the year, the Fed holds the overnight bank lending rate at the 40-year low of 1.75%, allowing companies to re-liquefy their balance sheets. With inflation not presently a concern - and stocks still volatile - the broad backdrop for bond investing remains attractive.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

FINANCIAL STATEMENTS

-----------
FUND'S
INVESTMENTS
-----------

Securities owned
by the Fund on
June 30, 2002
(unaudited)

This schedule is divided into three main categories: publicly traded bonds, preferred stocks and warrants, and short-term investments. Publicly traded bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.




ISSUER, DESCRIPTION,                                    INTEREST     CREDIT         PAR VALUE
MATURITY DATE                                           RATE         RATING*      (000S OMITTED)              VALUE

-------------------------------------------------------------------------------------------------------------------
PUBLICLY TRADED BONDS  95.95%                                                                          $165,840,405
-------------------------------------------------------------------------------------------------------------------
(Cost $164,168,221)

Aerospace  1.17%                                                                                         $2,015,709
BAE Systems Asset Trust,
 Pass Thru Ctf Ser 2001 Class B 12-15-11 (R)             7.156%        A               $642                 685,287
Jet Equipment Trust,
 Equipment Trust Ctf Ser 95B2 08-15-14 (R)              10.910         B                550                 511,874
Lockheed Martin Corp.,
 Bond 12-01-29                                           8.500         BBB              685                 818,548

Agricultural Operations  0.23%                                                                              400,870
Cargill, Inc.,
 Note 05-01-06 (R)                                       6.250         A+               380                 400,870

Automobiles/Trucks  0.92%                                                                                 1,586,016
Delphi Automotive Systems Corp.,
 Note 06-15-06                                           6.550         BBB              310                 321,848
ERAC USA Finance Co.,
 Note 02-15-05 (R)                                       6.625         BBB+             180                 188,370
 Note 06-15-08 (R)                                       7.350         BBB+             320                 344,529
 Note 12-15-09 (R)                                       7.950         BBB+             340                 361,012
Hertz Corp.,
 Sr Note 06-01-12                                        7.625         BBB              380                 370,257


See notes to
financial statements.

6





ISSUER, DESCRIPTION,                                    INTEREST     CREDIT         PAR VALUE
MATURITY DATE                                           RATE         RATING*      (000S OMITTED)              VALUE

Banks  5.26%                                                                                             $9,089,318
Abbey National First Capital, B.V.,
 Sub Note (United Kingdom) 10-15-04                      8.200%        A+            $1,000               1,094,540
African Development Bank,
 Sub Note (Supra National) 12-15-03                      9.750         AA-            1,000               1,095,430
Bank of New York,
 Cap Security 12-01-26 (R)                               7.780         A-               650                 674,576
Barclays Bank Plc,
 Perpetual Bond (7.375% to 12-29-11 then variable)
 (United Kingdom) 06-29-49 (R)                           7.375         A+               610                 655,457
Colonial Bank,
 Sub Note 06-01-11                                       9.375         BBB-             150                 161,609
Royal Bank of Scotland Group Plc,
 Bond (United Kingdom) 03-31-49                          8.817         A-               380                 420,364
 Perpetual Bond (7.648% to 09-30-31 then variable)
 (United Kingdom) 08-31-49                               7.648         A-               440                 458,273
Scotland International Finance No. 2, B.V.,
 Gtd Sub Note (United Kingdom) 01-27-04 (R)              8.800         AA-            2,000               2,150,820
 Gtd Sub Note (United Kingdom) 11-01-06 (R)              8.850         AA-              750                 859,665
Skandinaviska Enskilda Banken AB,
 Perpetual Bond (6.50% to 6-30-03 then variable)
 (Sweden) 12-29-49 (R)                                   6.500         BBB              395                 406,680
UBS Preferred Funding Trust I,
 Perpetual Bond (8.622% to 10-01-10 then variable)
 10-01-49                                                8.622         AA-              545                 624,379
Zions Financial Corp.,
 Note (6.95% to 05-15-06 then variable) 05-15-11         6.950         BBB-             475                 487,525

Beverages  0.05%                                                                                             87,231
Constellation Brands, Inc.,
 Sr Sub Note Ser B 01-15-12                              8.125         B+                85                  87,231

Broker Services  0.36%                                                                                      621,643
Morgan Stanley Dean Witter & Co.,
 Note 04-01-12                                           6.600         AA-              610                 621,643

Building  0.42%                                                                                             723,753
CRH America, Inc.,
 Note 03-15-12                                           6.950         BBB+             450                 473,272
Vulcan Materials Co.,
 Note 02-01-06                                           6.400         A+               240                 250,481

Business Services - Misc.  0.40%                                                                            698,996
Cendant Corp.,
 Note 08-15-06 (R)                                       6.875         BBB              695                 698,996

Chemicals  0.39%                                                                                            676,032
Akzo Nobel, Inc.,
 Bond 11-15-03 (R)                                       6.000         A-               325                 335,419
Equistar Chemicals L.P./Equistar Funding Corp.,
 Note 02-15-04                                           8.500         BB+              350                 340,613

Computers  0.23%                                                                                            395,739
NCR Corp.,
 Note 06-15-09 (R)                                       7.125         BBB-             390                 395,739



                                                                    See notes to
                                                                    financial statements.


                                                                                   7





ISSUER, DESCRIPTION,                                    INTEREST     CREDIT         PAR VALUE
MATURITY DATE                                           RATE         RATING*      (000S OMITTED)              VALUE

Containers  0.76%                                                                                        $1,309,950
Stone Container Corp.,
 Sr Note 02-01-11                                        9.750%        B               $285                 304,950
 Sr Note 07-01-12 (R)                                    8.375         B              1,000               1,005,000

Electronics  0.06%                                                                                          109,200
UCAR Finance, Inc.,
 Gtd Sr Note 02-15-12 (R)                               10.250         B                105                 109,200

Energy  0.57%                                                                                               992,573
CalEnergy Co., Inc.,
 Sr Bond 09-15-28                                        8.480         BBB-             550                 603,553
P&L Coal Holdings Corp.,
 Sr Sub Note Ser B 05-15-08                              9.625         B+               367                 389,020

Finance  5.66%                                                                                            9,778,192
CIT Group, Inc.,
 Med Term Note 12-08-03                                  5.570         A2             1,460               1,450,510
 Sr Note 04-02-12                                        7.750         BBB+             510                 502,058
Conseco Finance Securitizations Corp.,
 Pass Thru Ctf Ser 2002-A Class A-3 04-15-32             5.330         AAA              870                 884,406
Ford Motor Credit Co.,
 Note 01-15-03                                           7.250         BBB+             495                 501,074
 Note 07-16-04                                           6.700         BBB+             335                 345,037
 Note 02-01-06                                           6.875         BBB+             415                 423,852
 Note 10-25-11                                           7.250         BBB+             955                 954,398
General Motors Acceptance Corp.,
 Note 07-15-05                                           7.500         BBB+             515                 545,524
 Note 03-02-11                                           7.250         BBB+             350                 357,966
HSBC Holdings Plc,
 Sub Note (United Kingdom) 07-15-09                      7.500         A                595                 657,999
ING Capital Funding Trust III,
 Perpetual Bond (8.439% to 12-31-10 then variable)
 12-31-49                                                8.439         A                535                 597,991
MBNA Master Credit Card Trust II,
 Pass Thru Ctf Ser 2000-A Class A 07-16-07               7.350         AAA              865                 936,086
Standard Credit Card Master Trust,
 Series 1995-1 (Class A) 01-07-07                        8.250         AAA            1,225               1,347,500
Yanacocha Receivables Master Trust,
 Pass Thru Ctf Ser 1997-A 06-15-04 (R)                   8.400         BBB-             271                 273,791

Food  0.53%                                                                                                 917,632
ConAgra Foods, Inc.,
 Sub Note 09-15-04                                       7.400         BBB              355                 380,240
Earthgrains Co. (The),
 Note 08-01-03                                           8.375         A+               510                 537,392

Government - Foreign  1.42%                                                                               2,455,411
Nova Scotia, Province of,
 Deb (Canada) 04-01-22                                   8.750         A-               750                 960,038
Quebec, Province of,
 Deb (Canada) 09-15-29                                   7.500         A+               735                 843,192
Saskatchewan, Province of,
 Bond (Canada) 12-15-20                                  9.375         A+               480                 652,181



See notes to
financial statements.


8






ISSUER, DESCRIPTION,                                    INTEREST     CREDIT         PAR VALUE
MATURITY DATE                                           RATE         RATING*      (000S OMITTED)              VALUE

Government - U.S.  14.99%                                                                               $25,907,891
United States Treasury,
 Bond 08-15-17                                           8.875%        AAA           $1,215               1,638,804
 Bond 08-15-25                                           6.875         AAA            1,645               1,895,912
 Bond 02-15-31                                           5.375         AAA            6,090               5,963,389
 Inflation Indexed Bond 04-15-29                         3.875         AAA            1,263               1,423,306
 Inflation Indexed Note 01-15-07                         3.375         AAA            7,168               7,456,011
 Inflation Indexed Note 01-15-10                         4.250         AAA            1,143               1,240,171
 Note 02-15-05                                           7.500         AAA              925               1,024,003
 Note 07-15-06                                           7.000         AAA            2,904               3,243,739
 Note 02-15-12                                           4.875         AAA            2,015               2,022,556

Government - U.S. Agencies  21.04%                                                                       36,375,467
Federal Home Loan Mortgage Corp.,
 20 Yr Pass Thru Ctf 01-01-16                           11.250         AAA              101                 116,460
 30 Yr Pass Thru Ctf 07-01-32                            6.000         AAA            1,080               1,112,568
 30 Yr Pass Thru Ctf 07-01-32                            6.000         AAA            1,225               1,226,149
Federal National Mortgage Assn.,
 15 Yr Pass Thru Ctf 02-01-08                            7.500         AAA               42                  45,203
 15 Yr Pass Thru Ctf 09-01-10                            7.000         AAA              235                 248,181
 15 Yr Pass Thru Ctf 09-01-12                            7.000         AAA               61                  64,673
 15 Yr Pass Thru Ctf 12-01-12                            6.500         AAA              542                 565,705
 15 Yr Pass Thru Ctf 12-01-14                            5.500         AAA            1,028               1,039,195
 15 Yr Pass Thru Ctf 04-01-17                            7.000         AAA              237                 248,825
 30 Yr Pass Thru Ctf 10-01-23                            7.000         AAA              279                 290,918
 30 Yr Pass Thru Ctf 11-01-28                            6.500         AAA              179                 183,598
 30 Yr Pass Thru Ctf 06-01-30                            7.500         AAA              279                 292,731
 30 Yr Pass Thru Ctf 02-01-31                            7.500         AAA              664                 697,652
 30 Yr Pass Thru Ctf 07-01-31                            6.500         AAA            3,275               3,338,469
 30 Yr Pass Thru Ctf 08-01-31                            7.000         AAA              425                 438,813
 30 Yr Pass Thru Ctf 12-25-31                            6.000         AAA              590                 590,922
 30 Yr Pass Thru Ctf 07-01-32                            6.000         AAA            5,640               5,625,900
 Benchmark Note 01-15-30                                 7.125         AAA            2,005               2,245,219
 Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22            6.940         AAA              296                 309,976
Financing Corp.,
 Bond 02-08-18                                           9.400         AAA            2,000               2,691,820
Government National Mortgage Assn.,
 30 Yr Pass Thru Ctf 09-15-28 to 12-15-31                6.500         AAA            2,687               2,752,555
 30 Yr Pass Thru Ctf 11-15-28 to 07-15-32                7.000         AAA            8,156               8,475,499
 30 Yr Pass Thru Ctf 09-15-29 to 01-15-32                7.500         AAA            3,181               3,358,703
 30 Yr Pass Thru Ctf 07-15-32                            8.000         AAA               85                  90,419
 30 Yr Pass Thru Ctf 04-15-21                            9.000         AAA              102                 111,340
 30 Yr Pass Thru Ctf 11-15-19 to 02-15-25                9.500         AAA              129                 144,626
 30 Yr Pass Thru Ctf 11-15-20                           10.000         AAA               61                  69,348

Insurance  1.96%                                                                                          3,388,312
AXA SA,
 Sub Note (France) 12-15-30                              8.600         A-               510                 586,592
Equitable Life Assurance Society USA,
 Surplus Note 12-01-05 (R)                               6.950         A+               250                 264,537
Massachusetts Mutual Life Insurance Co.,
 Surplus Note 11-15-23 (R)                               7.625         AA               485                 517,166



                                                                    See notes to
                                                                    financial statements.


                                                                                     9






ISSUER, DESCRIPTION,                                    INTEREST     CREDIT         PAR VALUE
MATURITY DATE                                           RATE         RATING*      (000S OMITTED)              VALUE

Insurance (continued)
MONY Group, Inc. (The),
 Sr Note 12-15-05                                        7.450%        A-              $500                $536,935
Nationwide Financial Services, Inc.,
 Note 07-01-12                                           5.900         A                350                 347,315
Sun Canada Financial Co.,
 Sub Note 12-15-07 (R)                                   6.625         AA-              725                 744,923
URC Holdings Corp.,
 Sr Note 06-30-06 (R)                                    7.875         AA+              355                 390,844

Leisure  1.34%                                                                                            2,310,516
Harrah's Operating Co., Inc.,
 Gtd Note 06-01-07                                       7.125         BBB-             485                 509,978
 Sr Sub Note 12-15-05                                    7.875         BB+              260                 267,800
HMH Properties, Inc.,
 Sr Note Ser A 08-01-05                                  7.875         BB-              345                 336,806
Hyatt Equities LLC,
 Note 06-15-07 (R)                                       6.875         BBB              310                 310,682
Starwood Hotels & Resorts Worldwide, Inc.,
 Note 05-01-07 (R)                                       7.375         BBB-             680                 668,950
Waterford Gaming LLC,
 Sr Note 03-15-10 (R)                                    9.500         B+               210                 216,300

Machinery  0.23%                                                                                            405,215
Kennametal, Inc.,
 Sr Note 06-15-12                                        7.200         BBB              405                 405,215

Media  5.06%                                                                                              8,745,009
AOL Time Warner, Inc.,
 Deb 04-15-31                                            7.625         BBB+             695                 608,486
 Deb 05-01-32                                            7.700         BBB+             340                 299,975
British Sky Broadcasting Group Plc,
 Sr Note (United Kingdom) 07-15-09                       8.200         BB+              715                 704,697
Charter Communications Holdings, LLC/
 Charter Communications Holdings Capital Corp.,
 Sr Note 01-15-11                                       11.125         B+               135                  93,150
 Sr Note 05-15-11                                       10.000         B+               395                 284,400
Clear Channel Communications, Inc.,
 Note 06-15-05                                           7.875         BBB-             650                 662,194
Continental Cablevision, Inc.,
 Sr Note 05-15-06                                        8.300         BBB+             595                 585,343
Cox Communications, Inc.,
 Note 08-15-04                                           7.500         BBB              510                 518,480
CSC Holdings, Inc.,
 Sr Note Ser B 04-01-11                                  7.625         BB+              165                 129,980
 Sr Sub Deb 05-15-16                                    10.500         BB-              235                 176,250
EchoStar DBS Corp.,
 Sr Note 02-01-09                                        9.375         B+               325                 295,750
Garden State Newspapers, Inc.,
 Sr Sub Note 07-01-11                                    8.625         B+               275                 277,063
Grupo Televisa S.A.,
 Bond (Mexico) 03-11-32 (R)                              8.500         BBB-             140                 120,400
 Note (Mexico) 09-13-11                                  8.000         BBB-             215                 202,100


See notes to
financial statements.


10





ISSUER, DESCRIPTION,                                    INTEREST     CREDIT         PAR VALUE
MATURITY DATE                                           RATE         RATING*      (000S OMITTED)              VALUE

Media  (continued)
Lenfest Communications, Inc.,
 Sr Note 11-01-05                                        8.375%        BBB             $345                $352,600
Mediacom LLC/Mediacom Capital Corp.,
 Sr Note 01-15-13                                        9.500         B+               100                  86,000
 Sr Note Ser B 04-15-08                                  8.500         B+               280                 240,800
News America Holdings, Inc.,
 Gtd Sr Deb 08-10-18                                     8.250         BBB-             225                 224,276
News America, Inc.,
 Gtd Sr Note 04-30-28                                    7.300         BBB-             325                 286,390
Rogers Cablesystems Ltd.,
 Sr Note Ser B (Canada) 03-15-05                        10.000         BBB-             445                 473,925
TCI Communications, Inc.,
 Sr Deb 02-01-12                                         9.800         BBB+             235                 255,841
 Sr Deb 02-15-26                                         7.875         BBB+             365                 311,433
Time Warner, Inc.,
 Deb 01-15-13                                            9.125         BBB+             434                 463,386
Univision Communications, Inc.,
 Gtd Sr Note 07-15-11                                    7.850         BB+              520                 544,179
Viacom, Inc.,
 Gtd Sr Note 01-30-06                                    6.400         A-               525                 547,911

Medical  1.61%                                                                                            2,779,370
Dynacare, Inc.,
 Sr Note (Canada) 01-15-06                              10.750         B+               430                 442,900
Fresenius Medical Care Capital Trust II,
 Gtd Trust Preferred Security 02-01-08                   7.875         B+               405                 364,500
HCA - The Healthcare Co.,
 Note 06-01-06                                           7.125         BBB-             495                 514,483
 Note 09-01-10                                           8.750         BBB-             235                 262,575
HealthSouth Corp.,
 Note 06-01-12 (R)                                       7.625         BBB-             340                 336,810
 Sr Note 02-01-08                                        8.500         BBB-             290                 303,050
Quest Diagnostics, Inc.,
 Sr Note 07-12-06                                        6.750         BBB-             355                 373,052
Triad Hospitals, Inc.,
 Sr Note Ser B 05-01-09                                  8.750         B-               175                 182,000

Metal  0.21%                                                                                                365,582
Newmont Mining Corp.,
 Note 05-15-11                                           8.625         BBB              325                 365,582

Mortgage Banking  7.02%                                                                                  12,128,766
Asset Securitization Corp.,
 Pass Thru Ctf Ser 1997-D4 Class A-1B 04-14-29           7.400         AAA              890                 943,919
Commercial Mortgage Acceptance Corp.,
 Pass Thru Ctf Ser 1999-C1 Class A-1 06-15-31            6.790         Aaa              562                 598,124
ContiMortgage Home Equity Loan Trust,
 Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25             8.100         AAA              531                 535,764
Credit Suisse First Boston Mortgage Securities Corp.,
 Commercial Mtg Pass Thru Ctf Ser 1998-C1
 Class A-1A 05-17-40                                     6.260         AAA              945                 991,651


                                                                    See notes to
                                                                    financial statements.


                                                                                    11





ISSUER, DESCRIPTION,                                    INTEREST     CREDIT         PAR VALUE
MATURITY DATE                                           RATE         RATING*      (000S OMITTED)              VALUE

Mortgage Banking  (continued)
Deutsche Mortgage & Asset Receiving Corp.,
 Commercial Mtg Pass Thru Ctf Ser 1998-C1
 Class C 06-15-31                                        6.861%        A2              $415                $440,588
DLJ Commercial Mortgage Corp.,
 Commercial Mtg Pass Thru Ctf Ser 1998-CF2
 Class A-1A 11-12-31                                     5.880         Aaa              824                 856,637
First Union National Bank-Chase Manhattan Bank
 Commercial Mortgage Trust,
 Commercial Mtg Pass Thru Ctf Ser 1999-C2
 Class A-1 06-15-31                                      6.360         Aaa              582                 611,919
GMAC Commercial Mortgage Securities, Inc.,
 Commercial Mtg Pass Thru Ctf Ser 1998-C1
 Class A-1 05-15-30                                      6.853         Aaa            1,327               1,393,508
LB Commercial Mortgage Trust,
 Pass Thru Ctf Ser 1999-C1 Class A-1 06-15-31            6.410         Aaa              596                 628,735
Morgan (J.P.) Commercial Mortgage Finance Corp.,
 Mtg Pass Thru Ctf Ser 1997-C5 Class A2 09-15-29         7.069         AAA              416                 442,572
Morgan Stanley Capital I, Inc.,
 Pass Thru Ctf Ser 1999-CAM1 Class A-3 03-15-32          6.920         AAA            1,555               1,676,731
Morgan Stanley Dean Witter Capital I Trust,
 Commercial Mtg Pass Thru Ctf Ser 2001-IQA
 Class A-1 12-18-32                                      4.570         Aaa            1,496               1,515,111
 Commercial Mtg Pass Thru Ctf Ser 2001-PPM
 Class A1 02-01-31                                       5.980         AAA              825                 863,561
UCFC Home Equity Loan Trust,
 Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25             7.180         AAA              607                 629,946

Oil & Gas  4.38%                                                                                          7,564,784
Alberta Energy Co. Ltd.,
 Note (Canada) 09-15-30                                  8.125         A-               370                 423,128
 Note (Canada) 11-01-31                                  7.375         A-               355                 373,499
Colonial Pipeline Co.,
 Sr Note 04-15-32 (R)                                    7.630         A                510                 539,738
Forest Oil Corp.,
 Sr Note 06-15-08                                        8.000         BB               210                 209,475
Louis Dreyfus Natural Gas Corp.,
 Sr Note 12-01-07                                        6.875         BBB+             345                 367,270
Nova Chemicals Corp.,
 Sr Note (Canada) 05-15-06                               7.000         BBB-             280                 277,651
Occidental Petroleum Corp.,
 Sr Deb 09-15-09                                        10.125         BBB              600                 736,806
 Sr Note 01-15-07                                        5.875         BBB              340                 350,346
Ocean Energy, Inc.,
 Sr Sub Note Ser B 07-15-07                              8.875         BB+              265                 277,113
Pemex Project Funding Master Trust,
 Bond 10-13-10                                           9.125         BB+              700                 738,031
Petrobras International Finance Co. Ltd.,
 Sr Note (Brazil) 02-01-07 (R)                           9.125         BBB1             515                 412,000
Petroleum Geo-Services ASA,
 Sr Note (Norway) 03-30-28                               7.125         BBB-             175                 117,250



See notes to
financial statements.


12





ISSUER, DESCRIPTION,                                    INTEREST     CREDIT         PAR VALUE
MATURITY DATE                                           RATE         RATING*      (000S OMITTED)              VALUE

Oil & Gas  (continued)
Petronas Capital Ltd.,
 Gtd Note (Malaysia) 05-22-12 (R)                        7.000%        BBB             $305                $309,527
Tennessee Gas Pipeline Co.,
 Note 06-15-32                                           8.375         BBB+             395                 403,441
Tosco Corp.,
 Note 02-15-30                                           8.125         BBB+             680                 795,124
Valero Energy Corp.,
 Note 06-15-05                                           8.375         BBB              210                 230,202
 Note 03-15-06                                           7.375         BBB              380                 404,183
 Note 04-15-32                                           7.500         BBB              400                 396,000
XTO Energy, Inc.,
 Sr Note 04-15-12                                        7.500         BB               200                 204,000

Paper & Paper Products  1.64%                                                                             2,829,154
Bowater Canada Finance Corp.,
 Note (Canada) 11-15-11                                  7.950         BBB              345                 358,196
Corporacion Durango S.A. de C.V.,
 Sr Note (Mexico) 07-15-09 (R)                          13.750         B+             1,000                 850,000
International Paper Co.,
 Note 07-08-05                                           8.125         BBB              520                 568,646
Weyerhaeuser Co.,
 Note 08-01-06                                           6.000         BBB              520                 529,376
 Note 03-15-12 (R)                                       6.750         BBB              505                 522,936

Real Estate Investment Trusts  1.08%                                                                      1,871,569
American Health Properties, Inc.,
 Note 01-15-07                                           7.500         BBB+             270                 287,887
Cabot Industrial Properties, L.P.,
 Note 05-01-04                                           7.125         BBB              380                 390,944
Camden Property Trust,
 Note 04-15-04                                           7.000         BBB              420                 441,424
Healthcare Realty Trust, Inc.,
 Sr Note 05-01-11                                        8.125         BBB-             325                 347,535
ProLogis Trust,
 Note 04-15-04                                           6.700         BBB+             390                 403,779

Real Estate Operations  0.69%                                                                             1,191,086
EOP Operating L.P.,
 Note 02-15-05                                           6.625         BBB+             200                 208,894
Socgen Real Estate Co. LLC,
 Perpetual Bond Ser A (7.64% to 09-30-07
 then variable) 12-31-49 (R)                             7.640         A                920                 982,192

Retail  1.21%                                                                                             2,083,531
Delhaize America, Inc.,
 Deb 04-15-31                                            9.000         BBB-           1,000               1,077,740
Kroger Co.,
 Sr Note 04-01-11                                        6.800         BBB-             555                 578,099
SUPERVALU, Inc.,
 Note 09-15-04                                           7.625         BBB              405                 427,692



                                                                    See notes to
                                                                    financial statements.


                                                                                     13





ISSUER, DESCRIPTION,                                    INTEREST     CREDIT         PAR VALUE
MATURITY DATE                                           RATE         RATING*      (000S OMITTED)              VALUE

Telecommunications  3.77%                                                                                $6,519,430
AT&T Corp.,
 Note 03-15-09                                           6.000%        BBB+            $690                 545,100
 Note 03-15-29                                           6.500         BBB+             690                 449,459
AT&T Wireless Services, Inc.,
 Sr Note 05-01-12                                        8.125         BBB              335                 273,129
 Sr Note 03-01-31                                        8.750         BBB              675                 521,073
Cingular Wireless,
 Bond 12-15-31 (R)                                       7.125         A+               335                 283,236
Citizens Communications Co.,
 Note 05-15-06                                           8.500         BBB              270                 264,964
Deutsche Telekom International Finance B.V.,
 Bond (Coupon rate Step-up/down on rating)
 (Netherlands) 06-15-05                                  7.750         A-               300                 307,830
LCI International, Inc.,
 Sr Note 06-15-07                                        7.250         BB+              340                 166,600
PanAmSat Corp.,
 Gtd Sr Note 02-01-12 (R)                                8.500         B                165                 156,750
Qwest Capital Funding, Inc.,
 Note 02-15-11                                           7.250         BB               620                 341,000
Sprint Capital Corp.,
 Note 01-30-06                                           7.125         BBB+             670                 588,997
 Note 03-15-32                                           8.750         BBB-             340                 255,702
Telefonos de Mexico S.A. de C.V.,
 Sr Note (Mexico) 01-26-06                               8.250         BBB-             705                 719,100
Telus Corp.,
 Note (Canada) 06-01-11                                  8.000         BBB+             810                 679,930
Verizon New York, Inc.,
 Deb Ser B 04-01-32                                      7.375         A+               700                 656,810
VoiceStream Wireless Corp.,
 Sr Note 09-15-09                                       11.500         A-               295                 309,750

Textile  0.19%    323,851
Mohawk Industries, Inc.,
 Note Ser D 04-15-12                                     7.200         BBB              305                 323,851

Transportation  1.90%                                                                                     3,290,965
Burlington Northern Santa Fe Corp.,
 Deb 08-15-30                                            7.950         BBB+             690                 785,468
Continental Airlines, Inc.,
 Pass Thru Ctf Ser 1999-1A 02-02-19                      6.545         AA-              566                 548,386
Delta Air Lines, Inc.,
 Note 12-15-05                                           7.700         BB                30                  26,400
Humpuss Funding Corp.,
 Note 12-15-09 (R)                                       7.720         B3               184                 132,199
Northwest Airlines 1996-1 Pass Through Trusts,
 Pass Thru Ctf Ser 1996-1C 01-02-05                     10.150         BB-              122                 109,006
 Pass Thru Ctf Ser 1996-1D 01-02-15                      8.970         BB               335                 291,290
NWA Trust,
 Sr Note Ser A 12-21-12                                  9.250         AA               491                 494,822



See notes to
financial statements.


14






ISSUER, DESCRIPTION,                                    INTEREST     CREDIT         PAR VALUE
MATURITY DATE                                           RATE         RATING*      (000S OMITTED)              VALUE

Transportation  (continued)
Railcar Trust No. 1992-1,
 Pass Thru Ser 1992-1 Class A 06-01-04                   7.750%        AAA             $552                $579,094
TFM S.A. de C.V.,
 Gtd Note (Mexico) 06-15-09                             11.750         BB-              345                 324,300

Utilities  9.20%                                                                                         15,901,642
AES Corp.,
 Sr Note 06-01-09                                        9.500         BB-              210                 136,500
 Sr Sub Note 07-15-06                                   10.250         B                460                 243,800
AES Eastern Energy L.P.,
 Pass Thru Ctf Ser 1999-A 01-02-17                       9.000         BBB-             410                 393,502
Allied Waste North America, Inc.,
 Sr Note Ser B 04-01-08                                  8.875         BB-              200                 197,500
Beaver Valley Funding Corp.,
 Sec Lease Oblig Bond 06-01-17                           9.000         BBB-             463                 491,720
BVPS II Funding Corp.,
 Collateralized Lease Bond 06-01-17                      8.890         BBB-             700                 755,524
Calpine Canada Energy Finance ULC,
 Sr Note (Canada) 05-01-08                               8.500         B+               260                 178,100
Cleveland Electric Illuminating Co.,
 1st Mtg Bond Ser B 05-15-05                             9.500         BBB            1,205               1,215,399
CMS Energy Corp.,
 Sr Note Ser B 01-15-04                                  6.750         BB               400                 300,000
EIP Funding-PNM,
 Sec Fac Bond 10-01-12                                  10.250         BBB-             608                 620,160
El Paso Corp.,
 Med Term Note 01-15-32                                  7.750         BBB              335                 310,629
GG1B Funding Corp.,
 Deb 01-15-11                                            7.430         BBB-             328                 331,027
HQI Transelect Chile SA,
 Sr Note (Chile) 04-15-11                                7.875         A-               510                 547,332
Hydro-Quebec,
 Gtd Bond Ser HY (Canada) 01-15-22                       8.400         A+               340                 419,094
 Gtd Deb Ser IF (Canada) 02-01-03                        7.375         A+               750                 771,997
Iberdrola International B.V.,
 Note 10-01-02                                           7.500         A+             2,000               2,021,400
Long Island Lighting Co.,
 Deb 03-15-23                                            8.200         A-               640                 668,326
Midland Funding Corp. II,
 Deb Ser A 07-23-05                                     11.750         BB+            1,010               1,023,436
 Deb Ser B 07-23-06                                     13.250         BB+              225                 229,500
Monterrey Power S.A. de C.V.,
 Sec Bond (Mexico) 11-15-09 (R)                          9.625         BBB-             140                 146,852
Niagara Mohawk Power Corp.,
 Sec Fac Bond 01-01-18                                   8.770         A                752                 781,102
Northeast Utilities,
 Note Ser A 12-01-06                                     8.580         BBB               95                 103,223
NRG Energy, Inc.,
 Sr Note 04-01-11                                        7.750         BBB-             520                 409,157



                                                                    See notes to
                                                                    financial statements.


                                                                                    15





ISSUER, DESCRIPTION,                                    INTEREST     CREDIT         PAR VALUE
MATURITY DATE                                           RATE         RATING*      (000S OMITTED)              VALUE

Utilities  (continued)
Pinnacle Partners,
 Sr Note 08-15-04 (R)                                    8.830%        BBB-            $480                $489,533
Pinnacle West Capital Corp.,
 Sr Note 04-01-06                                        6.400         BBB              475                 488,286
PNPP II Funding Corp.,
 Deb 05-30-16                                            9.120         BBB-             495                 542,961
PSEG Energy Holdings, Inc.,
 Sr Note 02-15-08                                        8.625         BBB-             340                 330,477
Republic Services, Inc.,
 Sr Note 08-15-11                                        6.750         BBB              520                 532,953
TIERS-MIR-2001-14,
 Fixed Rate Ctf 06-15-04 (R)                             7.200         BBB-             645                 496,650
Waterford 3 Funding Corp.,
 Sec Lease Obligation Bond 01-02-17                      8.090         BBB-             720                 725,502


                                                                                     NUMBER OF
                                                                                     SHARES OR
ISSUER, DESCRIPTION                                                                  WARRANTS                 VALUE

-------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS AND WARRANTS  2.62%                                                                     $4,534,884
-------------------------------------------------------------------------------------------------------------------
(Cost $4,925,417)
California Federal Preferred Capital Corp., 9.125%,
 Ser A, Preferred Stock                                                              37,160                 970,248
CSC Holdings, Inc., 11.125%, Ser M, Preferred Stock                                   9,029                 577,856
CSC Holdings, Inc., 11.750%, Ser H, Preferred Stock                                   4,076                 264,940
El Paso Corp., 9.000%, Preferred Stock                                               37,500               1,923,750
MetroNet Communications Corp., Warrant
 (Canada) (R) **                                                                        530                  49,290
TECO Energy, Inc., 9.500%, Preferred Stock                                           30,000                 748,800



See notes to
financial statements.

16




                                                             INTEREST           PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                           RATE             (000S OMITTED)        VALUE

---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  8.51%                                                                 $14,712,000
---------------------------------------------------------------------------------------------------------
(Cost $14,712,000)

Joint Repurchase Agreement 8.51%
Investment in a joint repurchase agreement transaction
 with Barclays Capital, Inc. - Dated 06-28-02,
 due 07-01-02 (Secured by U.S. Treasury Inflation
 Indexed Bonds 3.875% due 04-15-29 and 3.375%
 due 04-15-32, and U.S. Treasury Inflation Indexed
 Notes 3.625% thru 3.875% due 07-15-02
 thru 01-15-09)                                               1.92%             $14,712       $14,712,000

---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  107.08%                                                                   $185,087,289
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  (7.08%)                                                   ($12,241,727)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                    $172,845,562
---------------------------------------------------------------------------------------------------------


(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $18,998,800, or 10.99% of the Fund's net assets, as of June 30, 2002.

 + All or a portion of these securities, having an aggregate value of $15,916,100, or 9.21% of the Fund's net assets, have been purchased as forward commitments; that is, the Fund has agreed on trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments. Accordingly, the market values of $4,075,472 of United
   States Treasury Bond 5.375%, 02-15-31, $651,179 of United States
   Treasury Bond 6.875%, 8-15-25, $1,004,863 of United States Treasury
   Bond 8.875%, 08-15-17, $3,136,508 of United States Treasury Note 7.000%
   7-15-06, and $694,443 of United States Treasury Inflation Indexed Bond
   3.875%, 04-15-29, $5,542,959 of United States Treasury Inflation
   Indexed Note 3.375%, 01-15-07, $1,135,067 of United States Treasury
   Inflation Indexed Note 4.250%, 01-15-10 has been segregated to cover the forward commitments.

 * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, LLC, where Standard & Poor's ratings are not available.

** Non-income producing security.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                                                                       See notes to
                                                                       financial statements.


                                                                                      17



FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

June 30, 2002
(unaudited)

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $183,805,638)                            $185,087,289
Cash                                                                         480
Receivable for investments sold                                        4,219,350
Dividends and interest receivable                                      2,763,821
Other assets                                                              13,201
Total assets                                                         192,084,141

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                     18,875,834
Dividends payable                                                            128
Payable to affiliates                                                    291,070
Other payables and accrued expenses                                       71,547
Total liabilities                                                     19,238,579

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                      174,395,985
Accumulated net realized loss on investments                          (2,569,058)
Net unrealized appreciation of investments                             1,281,651
Distributions in excess of net investment income                        (263,016)
Net assets                                                          $172,845,562

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on 10,916,680 common shares outstanding                             $15.83




See notes to
financial statements.


18



FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the period ended
June 30, 2002
(unaudited)1

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest (including securities lending income of $13,512
 and net of foreign withholding taxes of $1,556)                      $5,492,845
Dividends                                                                116,556

Total investment income                                                5,609,401

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                                534,147
Transfer agent fee                                                        65,868
Custodian fee                                                             30,249
Printing                                                                  21,236
Accounting and legal services fee                                         18,511
Auditing fee                                                              15,266
New York Stock Exchange fee                                               15,027
Trustees' fee                                                              4,543
Miscellaneous                                                              2,543
Legal fee                                                                  1,003

Total expenses                                                           708,393

Net investment income                                                  4,901,008

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------------------
Net realized loss on investments                                        (500,970)
Change in net unrealized appreciation (depreciation)
 of investments                                                       (1,694,646)

Net realized and unrealized loss                                      (2,195,616)

Increase in net assets from operations                                $2,705,392


1 Semiannual period from 1-1-02 through 6-30-02.


                                                                    See notes to
                                                                    financial statements.


                                                                                   19



FINANCIAL STATEMENTS

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, dis- tributions paid to shareholders, if any, and any increase due to reinvestment of distributions.


                                               YEAR                    PERIOD
                                               ENDED                    ENDED
                                               12-31-01             6-30-02 1

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------

From operations
Net investment income                         $10,811,979           $4,901,008
Net realized gain (loss)                        4,385,391             (500,970)
Change in net unrealized
 appreciation (depreciation)                   (2,125,785)          (1,694,646)

Increase in net assets
 resulting from operations                     13,071,585            2,705,392

Distributions to shareholders
From net investment income                    (11,092,817)          (5,153,875)
                                              (11,092,817)          (5,153,875)
From fund share transactions                    1,162,518              264,984

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                           171,887,775          175,029,061
End of period2                               $175,029,061         $172,845,562


1 Semiannual period from 1-1-02 through 6-30-02. Unaudited.
2 Includes distributions in excess of net investment income of $10,149 and $263,016, respectively.



See notes to
financial statements.


20



----------
FINANCIAL
HIGHLIGHTS
----------

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                         12-31-97      12-31-98     12-31-99   12-31-00    12-31-01 1    6-30-02 1,2

----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                   $16.20        $16.55       $16.64     $15.37      $15.89       $16.06
Net investment income3                   1.20          1.14         1.10       1.07        1.00         0.45
Net realized and unrealized
 gain (loss) on investments              0.35          0.09        (1.27)      0.52        0.19        (0.21)
Total from investment
 operations                              1.55          1.23        (0.17)      1.59        1.19         0.24
Less distributions
From net investment income              (1.20)        (1.14)       (1.10)     (1.07)      (1.02)       (0.47)
Net asset value,
 end of period                         $16.55        $16.64       $15.37     $15.89      $16.06       $15.83
Per share market value,
 end of period                         $16.75        $15.88       $12.69     $14.44      $14.65       $14.90
Total return at
 market value4 (%)                      21.57          1.75       (13.42)     23.06        8.69         5.00 5

----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                           $174          $177         $165       $172        $175         $173
Ratio of expenses
 to average net assets (%)               0.84          0.81         0.80       0.84        0.80         0.82 6
Ratio of net investment income
 to average net assets (%)               7.34          6.79         6.88       6.89        6.17         5.65 6
Portfolio turnover (%)                    143           240          184        248         299          155


1 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
  Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 6.30%. The effect of this change on per share amounts for the period ended June 30, 2002 was to decrease net investment income per share by $0.02, decrease net realized and unrealized losses per share by $0.02, and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 5.90%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
2 Semiannual period from 1-1-02 through 6-30-02. Unaudited.
3 Based on the average of the shares outstanding.
4 Assumes dividend reinvestment.
5 Not annualized.
6 Annualized.


                                                                    See notes to
                                                                    financial statements.


                                                                                   21



----------
NOTES TO
STATEMENTS
----------
Unaudited


NOTE A
Accounting policies

John Hancock Income Securities Trust (the "Fund") is a closed-end diversified investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees.
Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction.

Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward-delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.


22


Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On June 30, 2002, the Fund loaned securities having a market value of $26,725,893 collateralized by securities in the amount of $27,370,716.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders.
Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,724,595 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains.
To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires
December 31, 2008.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date.
Interest income on investment securities is recorded on the accrual basis.
Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. During the period ended June 30, 2002, the tax character of distributions paid was as follows: ordinary income of $5,153,875.

Such distributions on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser, equivalent on an annual basis to the sum of (a) 0.650% of the first
$150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the
Fund's average weekly net asset value in excess of $300,000,000.

In the event that normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.


                                                                              23



The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated
Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen- sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred
Compen- sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the number of Fund's common shares reinvested, the reclassification of capital accounts and the number of shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value. The Fund has 30 million common shares authorized with no par value.

                                    YEAR ENDED 12-31-01               PERIOD ENDED 6-30-021
                                   SHARES           AMOUNT          SHARES               AMOUNT

Beginning of period           10,819,590      $173,576,723      10,898,374         $174,131,001
Distributions reinvested          78,784         1,162,518          18,306              264,984
Reclassification of
 capital accounts                     -           (608,240)             -                    -
End of period                 10,898,374      $174,131,001     10,916,680          $174,395,985


1 Semiannual period from 1-1-02 through 6-30-02. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2002, aggregated $174,283,323 and $166,193,672, respectively. Purchases and proceeds from sales of obligations of the U.S. government aggregated $92,960,253 and $90,058,028, respectively.

The cost of investments owned on June 30, 2002, including short-term investments, for federal income tax purposes was $184,509,459. Gross unrealized appreciation and depreciation of investments aggregated $4,743,161 and $4,165,331, respectively, resulting in net unrealized appreciation of $577,830. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales and amortization of premiums and accretion of discounts on debt securities.

NOTE E
Change in accounting principle

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in an $834,274 reduction in the cost of investments and a corresponding increase in net unrealized appreciation of investments, based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $228,613, decrease unrealized appreciation of investments by $243,611 and increase net realized gain on investments by $472,224. The effect of this change for the period ended June 30, 2002 was to decrease net investment income by $211,497, decrease unrealized depreciation of investments by $38,927 and decrease net realized loss on investments by $172,570.

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

INVESTMENT
OBJECTIVE
AND POLICY

The Fund is a closed-end diversified investment management company, shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the New York Stock Exchange. The Fund's investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock. Under normal circumstances the Fund will invest at least 80% of net assets in income securities. Income securities will consist of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. "Net assets" is defined as net assets plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

It is contemplated that at least 75% of the value of the Fund's total assets will be represented by debt securities which have at the time of purchase a rating within the four highest grades as determined by Moody's Investors Service, Inc., or Standard & Poor's Corporation. The Fund intends to engage in short-term trading and may invest in repurchase agreements. The Fund may issue a single class of senior securities not to exceed 331/3% of its net assets at market value and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of the total assets at cost. The Fund may lend portfolio securities not to exceed 331/3% of total assets.

FINANCIAL FUTURES CONTRACTS AND OPTIONS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund may use option contracts to manage its exposure to the stock market. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDENDS AND DISTRIBUTIONS

During the period ended June 30, 2002, John Hancock Income Securities Trust (the "Fund") paid to shareholders dividends from net investment income totaling $
0.4725 per share. The dates of payment and the amounts per share are as follows:


                   INCOME
PAYMENT DATE       DIVIDEND
---------------------------
March 28, 2002    $ 0.2325
June 28, 2002       0.2400

The Fund pays quarterly dividends from net investment income and intends to distribute any available net realized capital gains annually. All distributions are paid in cash unless the shareholder elects to participate in the Dividend Reinvestment Plan.

DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders the opportunity to elect to receive shares of the Fund in lieu of cash dividends.

Any shareholder of record of the Fund may elect to participate in the Dividend Reinvestment Plan (the "Plan") and receive the Fund's common shares in lieu of all or a portion of the cash dividends. The Plan is available to all shareholders without charge.

Shareholders may join the Plan by notifying Mellon Investor Services (the "Plan Agent") by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com showing an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent prior to the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to participate in the Plan.

Participation in the Plan may be terminated at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site, and such termination will be effective immediately. However, notice of termination must be received prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Plan Agent. A shareholder will receive a cash payment for any fractional share held.

The Plan Agent will act as agent for participating shareholders. The Board of Trustees of the Fund will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in the Fund's common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan, by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of the Fund. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to four decimal places, will be credited to the shareholder's account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within five to seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend that the shareholder has elected to reinvest and the number of shares acquired with such dividend.

The reinvestment of dividends does not in any way relieve participating shareholders of any federal, state or local income tax, which may be due with respect to such dividend. Dividends reinvested in common shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in common shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (telephone
1-800-852-0218).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 7, 2002, the Annual Meeting of the Fund was held to elect eleven Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                         WITHHELD
                                      FOR                AUTHORITY
--------------------------------------------------------------------------------
Dennis S. Aronowitz                   9,495,981            133,327

Richard P. Chapman, Jr.               9,500,587            128,721

William J. Cosgrove                   9,497,641            131,667

John M. DeCiccio                      9,491,533            137,775

Richard A. Farrell                    9,507,640            121,668

Maureen R. Ford                       9,504,409            124,899

Gail D. Fosler                        9,501,226            128,082

William F. Glavin                     9,442,832            186,476

Dr. John A. Moore                     9,491,496            137,812

Patti McGill Peterson                 9,490,842            138,466

John W. Pratt                         9,501,229            128,079

The shareholders also ratified the Trustees' selection of Ernst & Young, LLP as the Fund's independent auditors for the fiscal year ending December 31, 2002, with the votes tabulated as follows: 9,451,207 FOR, 60,154 AGAINST and 117,947 ABSTAINING.

-----------
FOR YOUR
INFORMATION
-----------

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler*
William F. Glavin
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
AND REGISTRAR
Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange:
JHS

For shareholder assistance
refer to page 28


--------------------------------------------------------------------------------
                                                                      HOW TO
                                                                      CONTACT US
                                                                      ----------

On the Internet                     www.jhfunds.com

By regular mail                     Mellon Investor Services
                                    85 Challenger Road
                                    Overpeck Centre
                                    Ridgefield Park, NJ 07660

Customer service representatives    1-800-852-0218

24-hour automated information       1-800-843-0090

TDD Line                            1-800-231-5469

--------------------------------------------------------------------------------

                                                                  --------------
                                                                    PRESORTED
                                                                     STANDARD
                                                                  U. S. POSTAGE
                                                                       PAID
                                                                       MIS
                                                                  --------------


[John Hancock Logo]

 1-800-852-0218
 1-800-843-0090
 1-800-231-5469 (TDD)

 www.jhfunds.com




                                                                     P60SA  6/02
                                                                            8/02